SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2017

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on June 28, 2017, Walgreens Boots Alliance, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Rite Aid Corporation, a Delaware corporation (“Rite Aid”), and Walgreen Co., an Illinois corporation and a wholly owned direct subsidiary of the Company (“Walgreen Co.”), pursuant to which Walgreen Co. agreed to purchase 2,186 stores, certain distribution centers, certain inventory and other specified assets from Rite Aid and its affiliates (collectively, the “Purchased Assets”) and to assume certain related liabilities for a cash purchase price of $5.175 billion, subject to adjustment in certain circumstances.

On September 18, 2017, the Company, Rite Aid and Walgreen Co. entered into an amended and restated Asset Purchase Agreement (the “Amended and Restated Asset Purchase Agreement”) that, among other things, reduces the number of stores to be purchased by Walgreen Co. to 1,932 stores and the cash purchase price to $4.375 billion, subject to adjustment in certain circumstances.

The closing of the transactions contemplated by the Amended and Restated Asset Purchase Agreement (the “Transaction”) remain subject to various closing conditions, including but not limited to (i) the absence of any law or order prohibiting the Transaction, (ii) the absence of a material adverse effect (as defined in the Amended and Restated Asset Purchase Agreement) on the stores and distribution centers being acquired in the Transaction or on the ability of Rite Aid to complete the Transaction; (iii) the completion of a duplicate copy of Rite Aid’s prescription dispensing system; (iv) the receipt of certain third party consents; and (v) Rite Aid and Walgreen Co. having entered into a transition services agreement pursuant to which Rite Aid and its affiliates will provide certain transitional services to Walgreen Co. for up to three years following the closing of the Transaction, a transitional trademark license agreement and a supply agreement, in each case as provided in the Amended and Restated Asset Purchase Agreement.

The foregoing description of the Amended and Restated Asset Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Asset Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. It is not intended to provide any factual information about the Company, Walgreen Co., Rite Aid or their respective subsidiaries and affiliates. The Amended and Restated Asset Purchase Agreement contains representations and warranties by each of the parties to the Amended and Restated Asset Purchase Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Amended and Restated Asset Purchase Agreement were made solely for the benefit of the parties to the Amended and Restated Asset Purchase Agreement; are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure schedules; may have been made for the purposes of allocating contractual risk between the parties to the Amended and Restated Asset Purchase Agreement instead of establishing these matters as facts; and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Walgreen Co., Rite Aid or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Amended and Restated Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01. Regulation FD Disclosure.

On September 18, 2017, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), applicable to the Transaction expired.

On September 19, 2017, the Company issued a press release announcing that it had entered into the Amended and Restated Asset Purchase Agreement and that the waiting period under the HSR Act applicable to the Transaction has expired. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated in this Item 7.01 by reference.

Item 8.01. Other Events.

The disclosure set forth in the first paragraph of Item 7.01 above and in the first, second and fourth paragraphs of the press release attached as Exhibit 99.1 hereto is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Amended and Restated Asset Purchase Agreement, dated as of September 18, 2017, by and among Walgreens Boots Alliance, Inc., Walgreen Co. and Rite Aid Corporation*

99.1	Press Release of Walgreens Boots Alliance, Inc. dated September 19, 2017

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and Walgreens Boots Alliance, Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

Cautionary Note Regarding Forward-Looking Statements

All statements in this report that are not historical statements are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the amended and restated asset purchase agreement between the Company, Walgreen Co. and Rite Aid and the transactions contemplated thereby and the possible timing and effects thereof, and the ability of the parties to complete the transactions considering the various closing conditions. Words such as “expect,” “pending,” “potential”, “likely,” “preliminary,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “continue,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, which could cause actual results to vary materially from those indicated or anticipated. Such risks include, but are not limited to, risks related to the proposed transactions and acquisitions generally, including the risk that the transactions may not close due to one or more closing conditions to the transactions not being satisfied or waived, risk that the business of the Company or the Rite Aid stores proposed to be sold to the Company may suffer as a result of uncertainty surrounding the transactions, risks related to the ability to realize the anticipated benefits of the proposed transactions, the outcome of legal and regulatory matters, the risk of unexpected costs, liabilities or delays, changes in management’s assumptions, the risks associated with the integration of complex businesses, and risks associated with changes in laws, regulations or interpretations thereof. These and other risks, assumptions and uncertainties are described in Item 1A (Risk Factors) of the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2016 and Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2017, each of which is incorporated herein by reference, and in other documents that the Company files or furnishes with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, the Company does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: September 19, 2017	By:	/s/ Collin G. Smyser
	Title:	Vice President, Corporate Secretary